UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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THE MANAGEMENT NETWORK GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BOULEVARD, SUITE 302
OVERLAND PARK, KANSAS 66210

_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 22, 2006
_______________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE MANAGEMENT NETWORK GROUP, INC., a Delaware corporation (the “Company”), will be held on June 22, 2006 at 9:00 a.m. local time, at The Marriott LaGuardia, 102-05 Ditmars Boulevard, East Elmhurst, New York 11369.

     This proxy statement and the enclosed proxy card were first mailed to stockholders on or about May 1, 2006.

     At the Annual Meeting, stockholders will vote on the election of three Class I directors to serve for a term of three years expiring at the 2009 Annual Meeting of Stockholders or until their successors are elected, and the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending December 30, 2006.

     Stockholders of record at the close of business on April 24, 2006 are entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote per share.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote via the Internet or by telephone as provided on the proxy. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

By order of the Board of Directors

RICHARD P. NESPOLA
Chairman

Overland Park, Kansas
April 28, 2006

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR TO VOTE PROMPTLY VIA THE INTERNET OR BY TELEPHONE AS PROVIDED ON THE PROXY.

THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BOULEVARD, SUITE 302
OVERLAND PARK, KANSAS 66210

_______________________

PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS
JUNE 22, 2006
___________________

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of The Management Network Group, Inc. (“we,” “us,” the “Company” or “TMNG”), for use at the Annual Meeting of Stockholders to be held June 22, 2006 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Marriott LaGuardia, 102-05 Ditmars Boulevard, East Elmhurst, New York 11369. The telephone number at that location is (718) 565-8900.

     These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended December 31, 2005, including financial statements (the “Annual Report”), were first mailed on or about May 1, 2006 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on April 24, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 35,810,286 shares of the Company’s Common Stock were issued and outstanding and held of record by approximately 83 stockholders. The closing price of the Company’s Common Stock on the Record Date, as reported by The NASDAQ National Market, was $2.30 per share.

REVOCABILITY OF PROXIES

     You may revoke your proxy at any time before the Annual Meeting by delivering to the Secretary of the Company prior to the Annual Meeting, or to the Inspector of Elections at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the meeting and voting in person. If you only attend the meeting but do not vote, your proxy will not be revoked.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors. Beneficial owners of shares held in “street name” who wish to vote at the Annual Meeting must obtain a proxy form from the institution that holds their shares.

     The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to those beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) appointed for the meeting, who will determine whether or not a quorum is present.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares outstanding on the Record Date. Shares voted “FOR,” “AGAINST,” or “WITHHELD FROM,” a matter will be treated as being present at the meeting for purposes of establishing a quorum and will also be treated as shares voted at the Annual Meeting (the “Votes Cast”).

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal (other than the election of directors).

     In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum, broker non-votes should not be counted for purposes of determining the number of Votes Cast. Accordingly, the Company does not intend to treat broker non-votes as a vote against a proposal.

BOARD RECOMMENDATIONS

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board recommends you vote:

  for the election of the persons nominated as Class I director for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2006

     If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals that are intended to be presented by stockholders at the Company’s 2007 Annual Meeting must be received by the Company no later than January 2, 2007 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting (see “Submission of Stockholder Proposals and Nominations”).

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

     The Board of Directors consists of eight members, divided into three classes serving staggered terms of three years each. The term of office of Messrs. William M. Matthes, Micky K. Woo and Robert J. Currey as Class I directors expires at the 2006 Annual Meeting. Messrs. Matthes, Woo and Currey have been nominated by the Nominating and Corporate Governance Committee for an additional three-year term commencing on the Annual Meeting date.

     Currently, there are three directors in Class I, three directors in Class II and two directors in Class III. The Class II and Class III directors will be elected at the Company’s 2007 and 2008 Annual Meetings of Stockholders, respectively. Each of the Class I directors elected at the 2006 Annual Meeting will hold office until the 2009 Annual Meeting of Stockholders or until a successor has been duly elected and qualified.

     Messrs. Matthes, Woo and Currey have consented to serve on the Board of Directors for their respective terms. If Mr. Matthes, Mr. Woo or Mr. Currey becomes unavailable to serve as a director at the time of the Annual Meeting (which is not expected), the proxy holders will vote the proxies in their discretion for the nominee designated by the Board of Directors to fill the vacancy.

     Here is some information about the nominees for Class I director and the directors whose term of office will continue after the Annual Meeting.

Name	Age	Principal Occupation
Nominees for Class I Director
William M. Matthes	46	Managing Partner, Behrman Capital
Micky K. Woo	52	Vice President of the Company
Robert J. Currey (2) (3)	60	Chief Executive Officer, Consolidated Communications, Inc.
Continuing Class II Directors
Andrew D. Lipman (1) (3)	54	Partner, Bingham McCutchen LLP
Roy A. Wilkens (1) (2)	63	Director
Frank M. Siskowski (2)	58	Chief Financial Officer, Reply! Inc.
Continuing Class III Directors
Grant G. Behrman (1) (3)	52	Chairman and Managing Partner, Behrman Capital
Richard P. Nespola	61	President, Chairman and Chief Executive Officer of the Company
____________________

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Nominating and Corporate Governance Committee

     There are no family relationships among any of the directors or executive officers of the Company.

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

     William M. Matthes has served as a director since 1998. Mr. Matthes joined Behrman Capital, a private equity firm, in 1996 and has served as a Managing Partner of Behrman Capital since 1999. Mr. Matthes was Chief Operating Officer of Holsted Marketing, Inc., a direct marketing company, from 1994 to 1996. From 1989 to 1994, Mr. Matthes was a General Partner at Brentwood Associates, a private equity firm. Mr. Matthes currently serves as Chairman of the Board of Hunter Defense Holdings, Inc. and is a director of several other private companies. Mr. Matthes received his M.B.A. from Harvard Business School in 1986 where he was both a Baker Scholar and a Loeb Rhoades Fellow. Mr. Matthes received his A.B. in Economics from Stanford University, where he graduated with honors and distinction.

     Micky K. Woo has served as a Vice President and director of TMNG and has been a Partner with TMNG since 1991. Prior to joining TMNG, Mr. Woo served from 1989 to 1991 as Vice President of Information Systems and Revenue Assurance at Telesphere Communications. From 1987 to 1989, Mr. Woo was the Director of Revenue and Treasury Management at Sprint and from 1983 to 1987 he served in management at MCI, including Senior Manager of Receivables Management, Senior Manager of the East Coast Billing Center, and Senior Manager of Revenue Reporting and Analysis. Prior to entering the telecommunications industry, Mr. Woo was a consultant with Price Waterhouse (now PricewaterhouseCoopers). Mr. Woo received his B.A. in Computer Science and an M.A. in Accounting from the University of Iowa.

     Robert J. Currey was appointed a director by the Board of Directors in June 2003 to fill a vacancy created by the Board’s decision to increase the number of independent directors on the Company’s Board. Mr. Currey has been President and CEO of Consolidated Communications Inc (CCI) since 2002. From 2000 to 2002, Mr. Currey served as Vice Chairman of RCN Corporation, a CLEC providing telephony, cable and Internet services in high-density markets nationwide. From 1998 to 2000, Mr. Currey served as President and Chief Executive Officer of 21st Century Telecom Group. From 1997 to 1998, Mr. Currey served as Director and Group President of Telecommunications Services of McLeodUSA, which acquired the predecessor of CCI in 1997. Mr. Currey joined the predecessor of CCI in 1990 and served as President through its acquisition in 1997.

DIRECTORS WHOSE TERM WILL CONTINUE BEYOND THE ANNUAL MEETING

     Andrew D. Lipman has been a director of the Company since 2000. Mr. Lipman is the Senior Partner in the Telecommunications, Media and Technology Group of the law firm of Bingham McCutchen LLP (formerly Swidler Berlin LLP). For nearly a decade, while maintaining his law firm partnership, Mr. Lipman also served as Senior Vice President, Legal and Regulatory Affairs for MFS Communications. Mr. Lipman currently sits on the Boards of NuSkin Enterprises, a cosmetics and nutritional supplements marketer; M Power Communications, a communications carrier; SUTRON Corporation, a manufacturer of weather and climate measurement systems; and International Worldwide Cellular, an international cellular telephone distributor. Mr. Lipman is a graduate of the University of Rochester (summa cum laude) and Stanford Law School.

     Roy A. Wilkens has served as a director of the Company since 1999. In 1985, Mr. Wilkens founded WilTel, Inc., a wholesale communications carrier and subsidiary of The Williams Companies, an oil and gas pipeline company. Mr. Wilkens was the Chief Executive Officer of WilTel Inc. from 1985 to 1995. In 1995, WilTel was acquired by LDDS Communications, a predecessor to MCI Worldcom. Mr. Wilkens remained as Chief Executive Officer of WilTel until 1997. Prior to 1985, Mr. Wilkens served as the President of Williams Pipeline Company, a subsidiary of The Williams Companies. In 1992, President George H. W. Bush appointed Mr. Wilkens to the National Security Telecommunications Advisory Council. He has also served as chairman of both the Competitive Telecommunications Association and the National Telecommunications Network.

     Frank M. Siskowski has served as a director of the Company since March 2003. Mr. Siskowski has a career of over 30 years in finance, including senior management positions with Visa International, MCI, PepsiCo, and Indus International. From 1998 to 2000, Mr. Siskowski was Chief Financial Officer of E-LOAN, Inc., where he helped lead that company’s initial public offering. Most recently, Mr. Siskowski served as Chief Financial Officer of ZANTAZ, Inc., a leading provider of Compliance Technology Solutions TM that enable clients to comply with industry regulations, respond to urgent litigation and regulatory audits, and mitigate legal and regulatory risks. In April 2005, Mr. Siskowski joined Reply! Inc. as its Chief Financial Officer.

     Grant G. Behrman has been a director of the Company since 1998 and served as Chairman of the Board from 1998 to December 2, 2002. Mr. Behrman is a Managing Partner of Behrman Capital and was a founding partner of that firm. Prior to founding Behrman Capital, Mr. Behrman was a founding member of Morgan Stanley’s Venture Capital Group where he worked from 1981 to 1991, and a consultant with the Boston Consulting Group from 1977 to 1981. Mr. Behrman is a director of Brooks Equipment Corp., Pelican Products Inc. and several other private companies. Mr. Behrman received an M.B.A. with distinction from the Wharton Graduate School of Business in 1977 and an undergraduate degree in Business from the University of the Witwatersrand (South Africa).

     Richard P. Nespola founded TMNG in 1990 and has served as President and Chief Executive Officer of the Company since that time. He was elected Chairman of the Board on December 2, 2002. During his extensive career in telecom, Mr. Nespola has served as Senior Vice President and Chief Operating Officer of Telesphere Communications and as Vice President of Financial Operations and Senior Vice President of Strategic Markets and Product Pricing at Sprint. He served as the Senior Director of Revenue and Treasury Operations at MCI from 1983 to 1986. Mr. Nespola is a director of Choice One Communications and is a member of the Board of Trustees of Long Island University. Mr. Nespola is a frequent chair of industry forums and noted conference speaker. Mr. Nespola received a B.A. and M.B.A. from Long Island University.

     The Board of Directors has determined that Messrs. Behrman, Matthes, Currey, Lipman, Wilkens and Siskowski are independent, as defined in the NASDAQ listing standards.

VOTE REQUIRED

     The three nominees receiving the highest number of affirmative votes in person or represented by proxy and entitled to vote shall be elected as the Class I directors. Votes withheld from the directors are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

     The Board of Directors held a total of five meetings during the fiscal year ended December 31, 2005. No director attended less than 75% of those meetings. The agenda for each meeting includes an executive session of the independent directors without management present.

     The Board of Directors has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. During 2005, the Board of Directors created a special committee made up of Messrs. Wilkens, Lipman, Siskowski and Currey to evaluate the acquisition of certain assets from Adventis Corporation. See “Certain Relationships and Related Transactions.” This special committee was dissolved in April 2006 following the completion of the acquisition of the international operations of Adventis Corporation.

     The Audit Committee currently consists of Frank M. Siskowski, Chairman, Roy A. Wilkens and Robert J. Currey. The Audit Committee oversees the accounting, auditing and financial reporting policies and practices of the Company. The Board of Directors has affirmatively determined that the members of the Audit Committee are “independent,” as defined in the NASDAQ listing standards. Mr. Siskowski is considered to be an “audit committee financial expert” as defined by applicable rules of the Securities and Exchange Commission (“SEC”) by virtue of his experience and background as described above. The Audit Committee held a total of four meetings during fiscal year 2005. No member of the Audit Committee attended less than 75% of the meetings held during 2005. The Audit Committee has adopted a formal written charter, a copy of which is available on the “Investor Relations – Corporate Governance” page of our website at www.tmng.com.

     The Compensation Committee consists of Andrew D. Lipman, Chairman, Grant G. Behrman and Roy A. Wilkens. The Compensation Committee makes recommendations to the Board of Directors regarding our employee benefit plans and the compensation of officers. The Board of Directors has affirmatively determined that the members of the Compensation Committee are “independent” as defined in the NASDAQ listing standards. The Compensation Committee held a total of three meetings during fiscal year 2005. No member of the Compensation Committee attended less than 75% of those meetings. The Compensation Committee has adopted a formal written charter, a copy of which is available on the “Investor Relations – Corporate Governance” page of our website at www.tmng.com.

     The Nominating and Corporate Governance Committee consists of Grant G. Behrman, Chairman, Andrew D. Lipman and Robert J. Currey. The Board of Directors has affirmatively determined that the members of the Nominating and Corporate Governance Committee are “independent” as defined in the NASDAQ listing standards. The Nominating and Corporate Governance Committee’s primary functions are to recommend individuals qualified to serve as directors of the Company; to advise the Board on its composition, procedures and committees; to advise the Board regarding corporate governance and to develop, recommend to the Board and evaluate periodically a set of corporate governance guidelines for the Company; to recommend to the Board an appropriate level of compensation for non-employee directors of the Company; and to oversee the evaluation of the Board and the Company’s management.

     The Nominating and Corporate Governance Committee has adopted a formal written charter addressing the nomination process. A copy of the charter is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com. In accordance with the provisions of its charter, the Nominating and Corporate Governance Committee will consider nominations for director made in good faith by shareholders and will not apply different selection criteria to shareholder nominees than the selection criteria for persons nominated by the Nominating and Corporate Governance Committee. Among the criteria considered important during the selection of new directors, are experience, knowledge, skills, expertise, integrity, analytic ability, independence of mind, understanding of the Company’s business and its business environment, willingness and ability to devote adequate time and effort to Board responsibilities, and diversity with respect to other Board members. For a description of the procedures for shareholders to make nominations for director, see “Submission of Stockholder Proposals and Nominations” contained in this proxy statement. The Nominating and Corporate Governance Committee was formed in October 2003 and held three meetings in 2005. No member of the Nominating and Corporate Governance Committee attended less than 75% of the meetings held during 2005

     Shareholders may communicate directly with the Board of Directors via e-mail at board@tmng.com. These communications will be monitored by the Chairman of the Board and automatically passed directly to all independent directors.

COMPENSATION OF DIRECTORS

     Each non-employee director other than directors affiliated with entities owning more than five percent of the Common Stock of TMNG receives $1,000 for each Board meeting attended in person or $500 if attended by conference call, plus an additional $500 for each committee meeting attended either in person or by conference call. The chairman of the Audit Committee receives $3,000 for each committee meeting. Non-employee directors are also reimbursed for expenses incurred in connection with attending board and committee meetings. During fiscal year 2005, Messrs. Wilkens, Lipman, Siskowski and Currey earned $9,500, $9,500, $12,500 and $9,500, respectively in director’s fees in connection with attendance at Board and committee meetings.

     In June 2005, we granted 50,000 options to purchase our Common Stock to each of Messrs. Wilkens, Lipman, Siskowski and Currey for services provided as directors. In August 2005, we granted 50,000 options to purchase our Common Stock to each of Messrs. Behrman and Matthes for services provided as directors. All options granted in fiscal year 2005 vest 25% per year for four years.

     In 1999, Mr. Wilkens received options to purchase 37,500 shares of our Common Stock when he joined the Board of Directors. Such options have been exercised. In 2000, Mr. Lipman received options to purchase 37,500 shares of our Common Stock when he joined the Board of Directors, and received additional options to purchase 34,212 shares of our Common Stock in 2001. Such options have not been exercised as of April 28, 2006. Mr. Siskowski received options to purchase 37,500 shares of our Common Stock when he joined the Board of Directors in March 2003. Such options have not been exercised as of April 28, 2006. In 2003, Mr. Currey received options to purchase 37,500 shares of our Common Stock when he joined the Board of Directors. Such options have not been exercised as of April 28, 2006.

     Option grants to directors to purchase shares of our Common Stock have exercise prices equal to the market value of our stock on the date of grant and typically vest over a period of three to four years from the date of grant.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee intends to engage the independent registered public accounting firm of Deloitte & Touche LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 30, 2006. Representatives of Deloitte & Touche LLP are expected to be available to respond to appropriate questions during the Annual Meeting. The Audit Committee recommends that stockholders vote “FOR” ratification of such appointment.

     Deloitte & Touche LLP has audited the Company’s financial statements since 1995.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

     The following table summarizes the aggregate fees billed to the Company by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) during 2005 and 2004:

	2005	2004
Audit Fees (a)	$ 229,450	$ 205,467
Audit-Related Fees (b)	11,000	10,500
Tax Fees (c)	17,949	10,867
Total	$ 258,399	$ 226,834
____________________

(a)	Fees for audit services billed in 2005 and 2004 consisted of the audit of the Company’s annual financial statements included in our annual reports on form 10-K, reviews of the Company’s quarterly financial statements included in our quarterly reports on Form 10-Q, and consents and other services related to SEC matters.

(b)	Fees for audit-related services billed in 2005 and 2004 consisted of employee benefit plan audits.

(c)	Fees for tax services billed in 2005 and 2004 consisted of tax compliance and tax planning and advice.
  Fees for tax compliance services totaled $7,000 in each of 2005 and 2004. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of assistance with tax return filings in certain foreign jurisdictions.
  Fees for tax planning and advice services totaled $10,949 and $3,867 in 2005 and 2004, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of research and consultation regarding the ability to carry back net operating losses in 2004.

     In considering the nature of the services provided by the Deloitte Entities, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discusses these services with the Deloitte Entities and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC under the Sarbanes-Oxley Act of 2002, as well as the rules of the Public Company Accounting Oversight Board and the American Institute of Certified Public Accountants.

PRE-APPROVAL POLICY

     The charter of the Audit Committee provides for pre-approval of non-audit services provided by the Deloitte Entities. In 2005, The Audit Committee adopted a procedure for approval of audit services and non-audit services by the Deloitte Entities whereby management has the authority to approve projects anticipated to cost less than $10,000, projects between $10,000 and $25,000 are subject to preapproval by the Chairman of the Audit Committee, and all projects in excess of $25,000 require preapproval by the full committee. Services which can be preapproved under this process are limited to consultation and research specifically relating to: i) financial accounting and reporting matters; ii) income tax reporting/compliance matters; iii) matters relating to the audit of the Company’s 401(k) plan; and iv) required audit services necessary to complete a timely SEC filing (such as the issuance of a consent for registration statements). Preapproved services must not be prohibited services under the rules of the SEC. All preapproved services must be reported to the full Audit Committee at the next regularly scheduled meeting. All services performed by the Deloitte Entities during 2005 were preapproved in accordance with these policies.

EXECUTIVE OFFICERS

     Here is information on our executive officers other than Messrs. Nespola and Woo, whose biographies appear on pages 3 and 4.

     Donald E. Klumb, 43, has served as Vice President and Chief Financial Officer of the Company since 1999. From 1998 to 1999, Mr. Klumb was a partner at Deloitte & Touche LLP and headed the firm’s Midwest telecommunications and high technology practice. From 1992 to 1998, he was a senior manager with Deloitte & Touche LLP. Mr. Klumb received his B.S. in Accounting from the University of Wisconsin-Milwaukee and is a certified public accountant.

     Jacob W. Bayer, Jr., 50, was appointed Corporate Secretary of the Company in 2002. Mr. Bayer is a director, member of the Executive Committee and Head of the General Business Group of the law firm of Shughart Thomson & Kilroy, P.C., Kansas City, Missouri. Mr. Bayer received his J.D. in 1980 from The University of Kansas School of Law. He received his undergraduate degree in Business Administration from The University of Kansas in 1977.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table describes the compensation earned by our Chief Executive Officer and our other executive officers who received annual compensation of more than $100,000 during 2005, 2004 and 2003:

				Long-Term
				Compensation
				Restricted	Securities
				Stock	Underlying	All Other
		Annual Compensation		Award(s)	Options	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)	(#)	($)
Richard P. Nespola (1)	2005	$567,500	—	$224,000	—	$182,309
Chairman, Chief Executive Officer	2004	$589,367	—	—	—	$184,454
and President	2003	$567,630	—	—	—	$14,113
Micky K. Woo (2)	2005	$418,693	—	$168,000	—	$1,702
Vice President	2004	$434,797	—	—	—	$1,768
	2003	$418,693	$25,000	—	—	$1,007
Donald E. Klumb (3)	2005	$274,519	—	—	—	$1,702
Vice President and	2004	$259,615	$50,000	—	—	$1,768
Chief Financial Officer	2003	$232,692	$15,000	$433,750	50,000	$723
____________________

(1)	During 2005 Mr. Nespola received a grant of 100,000 shares of the Company’s Common Stock, subject to restriction based on vesting requirements. The shares vest in equal annual installments on the first four anniversaries of the grant date. At the date of grant the closing market price of the Company’s Common Stock was $2.24 per share.

All other compensation includes $174,375 and $170,000 in taxable payments made to Mr. Nespola in lieu of split dollar premiums in fiscal years 2005 and 2004, respectively. All other compensation also includes $7,934 and $14,454 in fiscal years 2005 and 2004, respectively, relating to the taxable portion of group term life insurance and the use of an automobile, including the amount of lease payments taxable to Mr. Nespola. All other compensation in 2003 consists of the taxable portion of group term life insurance, taxable portion of short-term and long-term disability insurance, and the use of an automobile, including the amount of lease payments taxable to Mr. Nespola.

(2)	During 2005 Mr. Woo received a grant of 75,000 shares of the Company’s Common Stock, subject to restriction based on vesting requirements. The shares vest in equal annual installments on the first four anniversaries of the grant date. At the date of grant the closing market price of the Company’s Common Stock was $2.24 per share.

All other compensation includes the taxable portion of group term life insurance and the taxable portion of short-term and long-term disability insurance.

(3)	During 2003 Mr. Klumb received a grant of 50,000 non-statutory stock options from the Company. The stock options have an exercise price of $2.31 per share. At the date of grant the closing market price of the Company’s Common Stock was $3.47 per share. Also during 2003 Mr. Klumb received a grant of 125,000 shares of the Company’s Common Stock, subject to restriction based on vesting requirements. At the date of grant the closing market price of the Company’s Common Stock was $3.47 per share. These shares were fully vested at December 31, 2005.

All other compensation includes the taxable portion of group term life insurance, and the taxable portion of short-term and long-term disability insurance.

EMPLOYMENT AGREEMENTS

     Mr. Nespola executed an employment agreement with the Company in 2004. The employment agreement was for a one-year term, with automatic annual extensions, and called for an initial annual base salary of $567,000, subject to adjustment by the Board of Directors. The agreement calls for payment of severance compensation, including a lump sum payment equal to one and one-half times Mr. Nespola’s base salary and average bonus and continuation of benefits for an 18 month period, in the event of a termination of Mr. Nespola’s employment without cause or a termination by Mr. Nespola upon a “constructive termination.”

OPTION GRANTS IN LAST FISCAL YEAR

     There were no stock options granted during fiscal year 2005 to the named executive officers.

OPTIONS EXERCISED IN LAST FISCAL YEAR

     There were no stock options exercised during fiscal year 2005 by the named executive officers.

AGGREGATE YEAR-END OPTION VALUES

     The following table contains information regarding the number and value of securities underlying exercisable and unexercisable options held by the named executive officers at December 31, 2005:

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-The-Money Options at
	Options at December 31, 2005		December 31, 2005 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard P. Nespola	305,600	—	—	—
Micky K. Woo	268,200	—	$ 38,500	—
Donald E. Klumb	308,333	16,667	$ 87,750	$ 1,333
____________________

(1)	Value of unexercised in-the-money options is based on a value of $2.39 per share, the closing price of our Common Stock on the NASDAQ National Market on December 30, 2005, minus the per share exercise price, multiplied by the number of shares underlying the option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of our officers or employees. No member of the Compensation Committee serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee. No officer of the Company serves on the Compensation Committee of any company by which any of the members of our Compensation Committee is employed.

INTERNAL REVENUE CODE SECTION 162(m) LIMITATIONS ON EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to the company’s chief executive officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met. Section 162(m) provides for a transition period of up to approximately three years after a company goes public before the limitations fully apply. No executive officer of the Company received any compensation in excess of this limit during fiscal 2005. Although the Compensation Committee has designed the Company’s executive compensation program so that compensation will be deductible under Section 162(m), at some future time it may not be possible or practicable or in the Company’s best interests to qualify an executive officer’s compensation under Section 162(m). Accordingly, the Compensation Committee and the Board of Directors reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the “Committee”), comprising three directors, none of whom are employees of the Company, is responsible for the administration of the Company’s compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company’s compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company’s performance and stockholder return.

COMPENSATION PHILOSOPHY

     The Company’s overall executive compensation philosophy is based on a series of guiding principles derived from the Company’s values, business strategy, and management requirements. These principles are summarized as follows:

  Provide competitive levels of total compensation which will enable the Company to attract and retain the best possible executive talent;
  Motivate executives to achieve optimum performance for the Company;
  Align the financial interest of executives and stockholders through equity-based plans;
  Provide a total compensation program that recognizes individual contributions as well as overall business results.

COMPENSATION PROGRAM

     The Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all officers of the Company and establishing and reviewing general policies relating to compensation and benefits of employees of the Company. The Committee is also responsible for the administration of the Company’s 1998 Equity Incentive Plan, 2000 Supplemental Stock Plan, the Employee Stock Purchase Plan and annual bonus plans. There are three major components to the Company’s executive compensation: base salary, potential cash bonus, and potential long-term compensation in the form of stock options or restricted stock. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

1.	Base Salary. In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at consulting firms, telecommunications companies and other high technology companies. In addition, the Committee may, from time to time, hire compensation and benefits consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position to the success of the Company.

2.	Long-Term Incentives. The Company’s equity compensation plans provide for the issuance of options to officers and employees of the Company to purchase shares of the Company’s Common Stock at an exercise price, which in general is equal to the fair market value of the Common Stock on the date of grant. Stock options generally vest over a period of three to four years from the date of grant. Stock options may be granted to the Company’s executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Company’s equity compensation plans also provide for the issuance of Common Stock to key management personnel of the Company, subject to restriction. The shares are restricted based on vesting requirements, which currently provide for a graded vesting schedule over two to four years from the date of grant. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders and enhancing the value of the Company’s equity.

3.	Benefits. The Company provides benefits to the named executive officers that are generally available to all employees of the Company. The amount of executive level benefits and perquisites, as defined in accordance with SEC rules, did not exceed 10% of total salary and bonus for fiscal year 2005 for any executive officer other than Mr. Nespola. In 2005, Mr. Nespola’s benefits included payments in lieu of split dollar life insurance premiums totaling $174,375.

     It is in the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company’s corporate economic performance and the interest of the Company’s stockholders with progressive, balanced and competitive executive total compensation in an equitable manner.

2005 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     In determining Mr. Nespola’s salary for fiscal year 2005, the Committee considered competitive compensation data for publicly-held consulting and telecommunications companies. The Committee also took into account Mr. Nespola’s experience and knowledge and his performance as Chief Executive Officer. Mr. Nespola’s salary for fiscal year 2005 was $567,500. He did not receive a bonus in 2005.

     The foregoing Committee Report is not considered “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Andrew D. Lipman, Grant G. Behrman, Roy A. Wilkens

April 28, 2006

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls. Our independent registered public accounting firm is responsible for auditing our annual financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. The Board of Directors adopted a written Charter for the Audit Committee in 2001. In November 2002, the Board adopted a Second Amended and Restated Charter, which reflected the additional responsibilities assumed by the Audit Committee under the Sarbanes-Oxley Act and related SEC rules. In April 2004, the Board adopted a Third Amended and Restated Charter, which reflects the additional responsibilities assumed by the Audit Committee under revised NASDAQ and SEC rules. A copy of the charter is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

     The Audit Committee has sole authority to engage the independent registered public accounting firm to perform audit services (subject to stockholder ratification) and permitted non-audit services, and the sole authority to approve all audit engagement fees and the terms of all permitted non-audit engagements and fees of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee and is accountable to the Audit Committee.

     In fulfilling its oversight responsibilities, the Committee reviewed the Company’s 2005 audited financial statements with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and other matters that are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board.

     The Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications With Audit Committees,” the firm’s independence from management and the Company, including the compatibility of non-audit services with the auditors’ independence and the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee meets at least quarterly with the independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for its audit, the results of its audits and reviews, its evaluations of the Company’s internal controls and disclosure controls and procedures, and the overall quality of the Company’s financial reporting.

     The Committee discussed with management and the independent registered public accounting firm the critical accounting policies of the Company, the impact of those policies on the Company’s 2005 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies, and the probable impact on the 2005 financial statements if different accounting policies had been applied.

     The Committee held four meetings during fiscal year 2005. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the SEC. The Committee also plans to engage, subject to stockholder ratification, the Company’s independent registered public accounting firm to perform audit services for fiscal year 2006.

     The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of one or more Audit Committee members as “audit committee financial experts” pursuant to SEC rules, are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent registered public accounting firm and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, appropriate internal controls and procedures, or appropriate disclosure controls and procedures or that the Company’s reports and information provided under the Exchange Act are accurate and complete. Furthermore, the Audit Committee’s considerations and discussions referred to above and in the Amended and Restated Charter do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the Company’s independent registered public accounting firm is in fact “independent,” or that the matters required to be certified by the Company’s Chief Executive Officer and Chief Financial Officer in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q under the Sarbanes-Oxley Act and related SEC rules have been properly and accurately certified.

     The foregoing Committee Report is not considered “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into any such future filing.

Respectfully submitted,

The Audit Committee of the Board of Directors

Frank M. Siskowski, Roy A. Wilkens and Robert J. Currey

April 28, 2006

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company’s Common Stock with the cumulative total return of the NASDAQ National Market, U.S. index (“NASDAQ U.S. Index”) (in which the Company is included), and the Russell 2000 Index (in which the Company is not included) for the period beginning on December 30, 2000 and ending on December 31, 2005.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG THE MANAGEMENT NETWORK GROUP,INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000 INDEX

* $100 invested on 12/30/00 in stock or index-including reinvestment of dividends. Indexes calculated on month-end basis.

	Cumulative Total Return
	12/30/00	12/29/01	12/28/02	1/3/04	1/1/05	12/31/05
THE MANAGEMENT NETWORK GROUP, INC.	100.00	58.95	14.32	27.54	19.79	20.13
NASDAQ STOCK MARKET (U.S.)	100.00	70.75	51.08	76.82	85.44	96.38
RUSSELL 2000	100.00	102.49	81.49	120.00	142.00	148.46

     This Stock Performance Graph and related disclosure are not considered “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into any such future filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company’s Common Stock as of April 24, 2006, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the current executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

     Unless otherwise indicated, the address for each beneficial owner set forth below is c/o The Management Network Group, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210.

	Shares Beneficially Owned
Beneficial Owner	Total Number	Percent
5% Stockholders:
Behrman Capital II L.P.(1)	12,467,282	34.8%
Grant G. Behrman (2)
William M. Matthes (3)
Behrman Capital
126 E. 56th Street, 27th Floor
New York, NY 10022

Executive Officers & Directors:
Richard P. Nespola (4)	3,649,314	10.2%
Micky K. Woo Trust (5)	2,369,921	6.6%
Donald E. Klumb (6)	484,512	1.4%
Roy A. Wilkens	83,500	*
Andrew D. Lipman (7)	71,712	*
Bingham McCutchen LLP
3000 K Street, N.W.
Suite 300
Washington, DC 20007
Frank M. Siskowski (8)	38,125	*
59 Chestnut Place
Danville, CA 94506
Robert J. Currey (8)	18,750	*
Consolidated Communications
121 S. 17th Street
Mattoon, IL 61938
All directors and executive officers as a group (9 persons)	19,183,116	53.6%
____________________

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Represents 12,386,185 shares held by Behrman Capital and 81,097 shares held by Strategic Entrepreneur Fund II, L.P., an affiliate of Behrman Capital.

(2)	Mr. Behrman is a director of the Company and a managing member of Behrman Brothers LLC, the general partner of Behrman Capital II L.P., and a general partner of Strategic Entrepreneur Fund II, L.P. Mr. Behrman disclaims beneficial ownership of the shares held by these entities, except to the extent of his proportionate membership interest in Behrman Brothers LLC and his partnership interest in Strategic Entrepreneur Fund II, L.P.

(3)	Mr. Matthes is a director of the Company and a managing member of Behrman Brothers LLC. Mr. Matthes disclaims beneficial ownership of the shares held by Behrman Capital and its affiliates, except to the extent of his proportionate membership interest in Behrman Brothers LLC.

(4)	Includes 305,600 exercisable stock options and 75,000 shares of restricted stock. The restricted shares vest in equal installments of 25,000 shares on January 17, 2007, 2008 and 2009.

(5)	Includes 70,200 shares held by Growth Unlimited, Inc., 268,200 exercisable stock options and 56,250 shares of restricted stock. The restricted shares vest in equal installments of 18,750 shares on January 17, 2007, 2008 and 2009.

(6)	Includes 308,333 exercisable stock options.

(7)	Includes 63,159 exercisable stock options.

(8)	Includes 28,125 exercisable stock options.

(9)	Includes 18,750 exercisable stock options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company’s directors, officers and beneficial owners of more than 10% of the Company’s Common Stock to file reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms submitted to it during the fiscal year ended December 31, 2005, the Company has determined that all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements during 2005. The Company assists its directors and officers in the preparation and filing of reports required under Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEMNIFICATION AGREEMENTS

     We have entered into indemnification agreements with our directors and executive officers.

LOANS TO OFFICERS

     As of December 31, 2005, there is one outstanding line of credit between the Company and its Chief Executive Officer, Richard P. Nespola, which originated in fiscal year 2001. Aggregate borrowings outstanding against the line of credit at December 31, 2005 and January 1, 2005 totaled $300,000 and are due in 2011. These amounts are included in other assets in the non-current assets section of the balance sheet. In accordance with the loan provisions, the interest rate charged on the loan is equal to the Applicable Federal Rate (AFR), as announced by the Internal Revenue Service, for short-term obligations (with annual compounding) in effect for the month in which the advance is made, until fully paid. Pursuant to the Sarbanes-Oxley Act, no further loan agreements or draws against the line may be made by the Company to, or arranged by the Company for its executive officers. Interest payments on this loan are current as of December 31, 2005.

ACQUISITION OF INTERNATIONAL CONSULTING BUSINESS

     On April 3, 2006, we acquired the international consulting business of Adventis Corporation, which is a 61% subsidiary of Behrman Capital and its affiliates, of which Grant G. Behrman and William M. Matthes, who serve on our Board of Directors, are Co-Managing Partners. The transaction was valued at $1.65 million. Adventis was under the control of its senior secured creditors at the time of the acquisition. The acquisition was approved by a Special Committee of the Board consisting of the four independent directors other than Messrs. Behrman and Matthes. Behrman Capital received none of the sales proceeds.

POLICY REGARDING TRANSACTIONS WITH AFFILIATES

     All future transactions with affiliates must be approved by a majority of our independent and disinterested directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to us than we could have obtained from unaffiliated third parties. Pursuant to the NASDAQ listing standards, any future related party transactions must be specifically approved by the Audit Committee.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Do I have a right to nominate directors or make proposals for consideration by the stockholders?

     Yes. Our Bylaws establish procedures which you must follow if you wish to nominate directors or make other proposals for consideration at an Annual Meeting of Stockholders.

How do I make a nomination?

     If you are a stockholder of record and wish to nominate someone to the Board of Directors, you must give written notice to the Company’s Secretary. Your notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days in advance of the first anniversary date of mailing of the Company’s proxy statement released to stockholders in connection with the previous year’s Annual Meeting of Stockholders; provided, however, that if no Annual Meeting was held the previous year or the date of the Annual Meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, your notice must be received a reasonable time before the solicitation is made. A nomination received after such date will be deemed untimely and will not be considered. Your notice must include:

  your name and address and the name and address of the person(s) nominated by you a representation that you are the holder of record of Common Stock of the Company entitled to vote at the Annual Meeting and, if applicable, that you intend to appear in person or by proxy at the Annual Meeting to nominate the person(s) specified in your notice if applicable, a description of all arrangements and understandings between you and each nominee and any other person(s) (naming them) pursuant to which the nomination was made such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC the consent of each nominee to serve as a director if elected

How do I make a proposal?

     If you are a stockholder of record and wish to make a proposal to the stockholders, you must give written notice to the Company’s Secretary in accordance with the same procedure, as applicable, and containing the same information, as applicable, with respect to the proposal as required for a nomination as described above. Any proposal received after the date specified above will be deemed untimely and will not be considered.

ANNUAL REPORT

     TMNG’s Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2005, is being mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting. You must not regard the Annual Report as additional proxy solicitation material.

     The Company will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of the Company’s annual report on Form 10-K, including the financial statements, filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2005.

HOUSEHOLDING

     A single copy of our 2005 Annual Report and this proxy statement are being delivered to any multiple stockholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those stockholders. We agree to deliver promptly upon written or oral request a separate copy of our Annual Report and proxy statement to any stockholder at a shared address to which a single copy of those documents has been delivered. You may notify us that you wish to receive a separate copy of the Annual Report and proxy statement for the 2006 or any future Annual Meeting by contacting us at 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, (913) 345-9315, Attention: Secretary. Stockholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

The Board of Directors

Overland Park, Kansas
April 28, 2006

7300 COLLEGE BOULEVARD
SUITE 302
OVERLAND PARK, KANSAS 66210	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by THE MANAGEMENT NETWORK GROUP, INC. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to THE MANAGEMENT NETWORK GROUP, INC., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MANAGEMENT NETWORK GROUP, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

Vote on Directors

1.	Election of directors:		For	Withhold	For All	To withhold authority to vote for a single nominee, mark “For All Except” and write the number of the nominee on the line below.
			All	For All	Except
	01) William M. Matthes	02) Micky K. Woo	¡	¡	¡
03) Robert J. Currey

				For	Against	Abstain
Vote on Proposal

2.	Ratifying the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending December 30, 2006			¡	¡	¡

For address changes, please check this box and write them on the back where indicated.			¡

	Yes	No

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household	¡	¡

Please sign exactly as your name(s) appear on proxy. If held in joint tenancy, both persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BOULEVARD, SUITE 302, OVERLAND PARK, KANSAS 66210
ANNUAL MEETING OF STOCKHOLDERS
 THURSDAY, JUNE 22, 2006
THE MARRIOTT LAGUARDIA
102-05 DITMARS BOULEVARD
EAST ELMHURST, NEW YORK 11369

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 22, 2006. The shares of stock you hold in this account will be voted as you specify on the reverse side. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED “FOR” ITEMS 1 AND 2.

By signing this proxy, you revoke all prior proxies and appoint Andrew D. Lipman and Roy A. Wilkens, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)